SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.



                Date of Report (Date of Earliest event reported):
                                  May 13, 1998


                     MULTIMEDIA CONCEPTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                  Delaware                              0-26676                         13-3835325
                  State of                              Commission File                 IRS Employer
                  Incorporation                         Number.                         Identification No.



                              448 West 16th Street
                            New York, New York 10011
                     Address of principal executive offices

        Registrant's telephone number, including area code (212) 675-6666



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 8.  CHANGE IN FISCAL YEAR.

     On May 13, 1998, the Board of Directors of the Registrant authorized a change in the Registrant=s fiscal year end from September 30th to March 31st. A Form 10-KSB will be filed for the transition period ending March 31, 1998.

                                   SIGNATURES



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 14th day of May, 1998.



                                Multimedia Concepts International, Inc.


By:
Ilan Arbel
President